EXHIBIT 10.02

                               CUSTOMER AGREEMENT

         This Customer Agreement ("Agreement") between Warburg Dillon Reed LLC ("WDR LLC") and NESTOR PARTNERS ("Customer") shall govern the purchase and sale by WDR LLC of certain commodity futures contracts and options thereon for the account and risk of Customer through one or more accounts carried by WDR LLC on behalf and in the name of Customer (collectively, the "Account"), as more fully described below.

1.       WDR LLC'S AUTHORIZATION TO ACT AS BROKER

         Customer authorizes WDR LLC, acting through employees and agents selected by it in its sole discretion, to purchase and sell for the Account contracts for future delivery of financial instruments, foreign currency or precious metals and any other instruments and commodities for which WDR LLC has notified Customer that WDR LLC is prepared to execute transactions (collectively, "Contracts") within or outside the United States of America in accordance with Customer's instructions.

2.       CUSTOMER'S REPRESENTATIONS AND WARRANTIES

         (a) REPRESENTATIONS AND WARRANTIES. Customer represents and warrants as follows:

                  (i) AUTHORITY. Customer has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Customer is authorized to do so. This Agreement is binding on Customer and enforceable against Customer in accordance with its terms:

                  (ii) LAWFUL AGREEMENT. Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through WDR LLC. Transactions entered into pursuant to this Agreement will not violate any "Applicable Law" (as defined below) to which Customer is subject or any agreement to which Customer is subject or a party and the execution, delivery and performance of this Agreement by Customer require no action by or in respect of or filing with any governmental body, agency or official;

                  (iii) CUSTOMER'S STATEMENTS. The statements made to WDR LLC by Customer regarding Customer's futures trading (including any financial statements submitted therewith) are true and correct to the best of Customer's knowledge;

                  (iv) INTEREST OR CONTROL OF ACCOUNT. If any person or entity has, or during the term of this Agreement will have, any interest in the Account other than Customer. Customer hereby agrees to so notify WDR LLC immediately (and no later than within one business day); and

                  (v)  DESIGNATION.  If Customer is not a citizen or resident of the United States, Customer has been informed by WDR LLC of Commodity Futures Trading Commission ("CFTC") Regulations concerning the designation of a futures commission merchant as

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         the agent of foreign brokers, customers of a foreign broker and foreign traders for certain purposes as set forth in CFTC Regulation ss.15.05 and concerning special calls for information from futures commission merchants, foreign brokers and members of contract markets as set forth in CFTC Regulation ss.21.03.

         (b) NOTICE OF CHANGE. Customer shall immediately (and no later than within one business day) notify WDR LLC in writing if any of the representations contained herein materially change or cease to be true and correct.

3.       APPLICABLE LAW

         The Account and all transactions and agreements in respect of the Account shall be subject to the regulations of all applicable Federal, state and self-regulatory agencies or authorities, including but not limited to: (a) the provisions of the Commodity Exchange Act, as amended, and any rules, regulations, orders and interpretations promulgated thereunder by the CFTC; (b) the constitution, by-laws, rules, regulations, orders and interpretations of the contract market (and its clearing house, if any) on which such transactions are executed and cleared, and any relevant registered futures association, including, without limitation, the National Futures Association ("NFA"); and (c) custom and usage of the trade. All such provisions, rules, regulations, orders, interpretations, constitution, by-laws, custom and usage are hereinafter collectively referred to as "Applicable Law."

         WDR LLC shall be entitled to rely on any instructions, notices and communications, whether oral or in writing, that it believes to be that of an individual authorized to act on behalf of Customer, including, but not limited to, any individual identified in writing by Customer as authorized to act on its behalf, and Customer shall be bound thereby. Customer hereby waives any defense that any such instruction was not in writing as may be required by the Statute of Frauds or any other similar law, rule or regulation.

5.       ACCEPTANCE OF ORDERS; POSITION LIMITS

         (a) ACCEPTANCE OF ORDERS. WDR LLC shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of orders to establish new positions (whether such refusal or limitation is required by, and whether such refusal is based on position limits imposed under, Applicable Law). WDR LLC shall immediately notify Customer of its rejection of any order. Unless specified by Customer, WDR LLC may designate the exchange or other markets (including, without limitation, GLOBEX) on which it will attempt to execute orders.

         (b) POSITION LIMITS. Customer shall not, either alone or in combination with others, violate any position or exercise limit established by or under Applicable Law. If Customer intends at any time to exceed such position limits, Customer shall cause to be filed an application with the CFTC or the relevant contract market requesting authorization for Customer to exceed such position limits and shall provide WDR LLC with a copy of such application and such other information as WDR LLC may reasonably request with respect to such application. Customer shall immediately (and no later than within one business day) notify WDR LLC of any positions for which Customer is required to file reports under Applicable Law, including any large trader

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reports filed with the CFTC or any contract market. Customer shall indemnify and hold WDR LLC harmless from and against all claims, damages, fines or assessments of any kind whatsoever, including reasonable attorneys' fees in connection with the defense thereof, made and incurred in connection with any violation by Customer of its obligations under this Section 5(b).

6.       ORIGINAL AND VARIATION MARGIN; PREMIUMS; OTHER CONTRACT OBLIGATIONS

         With respect to every Contract purchased, sold or cleared for the Account, Customer shall make, or cause to be made, all applicable original margin, variation margin, intra-day margin and premium payments, and perform all other obligations attendant to transactions or positions in such Contracts, as may be required by Applicable Law or by WDR LLC in its sole and absolute discretion. Requests for margin deposits and/or premium payments may, at WDR LLC's election, be communicated to Customer orally, telephonically or in writing. Margin requirements established by WDR LLC may exceed the margin requirements set by any contract market or clearing organization on which transactions are executed or cleared or caused to be executed or cleared by WDR LLC or any agent thereof for Customer and may be changed by WDR LLC without prior notice to Customer. Except as otherwise provided herein, all such margin and premium payments shall be in the form, as WDR LLC permits, of cash in U.S. dollars, securities of the U.S. Government, or a combination thereof. If at any time Customer fails timely to deposit or maintain required margin, or Customer fails timely to make any premium payments. WDR LLC may at any time, without further notice to Customer, close out Customer's open position in whole or in part and take any action it deems appropriate.

7.       SECURITY INTEREST AND RIGHTS RESPECTING COLLATERAL

         All  Contracts,  cash,  securities  and/or other  property of Customer, including all proceeds of all such property such as profit from Account transactions (collectively, the "Collateral") now or at any future time in the Account or otherwise held by WDR LLC or its affiliates, any clearing house through which trades of the Account are executed and/or positions are held, or any other entity authorized to act as an agent of WDR LLC or Customer, hereby are pledged to WDR LLC and shall be subject to a general lien and security interest in WDR LLC's favor to secure any indebtedness or other amounts at any time owing from Customer to WDR LLC, and to secure any and all other obligations and liabilities of Customer to WDR LLC (collectively, the "Customer's Liabilities"). Customer hereby grants WDR LLC the right to borrow, pledge, repledge, hypothecate, rehypothecate, loan or invest any of the Collateral without notice to Customer, and without any obligation to pay or to account to Customer for any interest, income or benefit that may be derived therefrom. WDR LLC shall be under no obligation to deliver to Customer the identical Collateral in the Account, but shall only be under an obligation to deliver to Customer Collateral of like or equivalent kind and amount. The rights of WDR LLC set forth above shall be qualified by any applicable requirements for segregation of customer's property under Applicable Law.

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8.       PAYMENT OBLIGATIONS OF CUSTOMER

         (a) CHARGES TO THE ACCOUNT. With respect to every Contract purchased, sold or cleared for the Account, Customer shall pay WDR LLC upon demand and WDR LLC hereby is authorized to charge Customer's Account for: (i) all brokerage charges, give-up fees, commissions and service fees as WDR LLC may from time to time charge; (ii) all contract market, clearing member. NFA or CFTC fees or charges, fines or penalties; (iii) any tax imposed on such transactions by any competent taxing authority; (iv) the amount of any trading losses in the Account; (v) any debit balance or deficiency in the Account; (vi) interest and service charges on any such balance or deficiency or any loan (including interest on the amount of any variation margin calls), at the rate customarily charged by WDR LLC (which may be at the prevailing and/or allowable rates according to the laws of the State of Illinois) from the day any such deficit was incurred to (but not including) the day of payment (calculated on the basis of a 360 day year and for the actual number of days elapsed for all deficits, except for those denominated in foreign currencies for which generally accepted accounting principles require that the interest rate shall be calculated otherwise), together with costs and reasonable attorneys' fees incurred in collecting any such deficit; (vii) all storage and delivery service fees; and
(viii) any other amounts owed by Customer to WDR LLC with respect to the Account or any transactions therein.

         (b) PAYMENT IN U.S. DOLLARS. Any and all payment obligations of Customer, if not deducted from Customer's Account as permitted hereunder, shall be made upon demand in immediately available U.S. dollars to WDR LLC or at such other place and at such time and in such manner as WDR LLC notifies Customer. The obligation of Customer to make all payments due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgement, which is expressed in or converted into any other currency that U.S. dollars, except to the extent that such tender or recovery shall result in the actual receipt by WDR LLC of the full amount of such U.S. dollars expressed to be payable in respect of such amounts. Customer agrees that its obligations to make payment in U.S. dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery the amount (if any) by which such actual receipt shall fall short of the full amount of U.S. dollars expressed to be payable in respect of such amount due hereunder, and shall not be affected by judgment being obtained for other sums due hereunder.

         (c) SETOFF. Any Collateral may at any time or from time to time without notice or compliance with any condition precedent (which notice hereby is expressly waived) be setoff, appropriated and applied by WDR LLC against any and all payment obligation of Customer hereunder including, but not limited to, any deficit balance in the Account, in such manner as WDR LLC in its discretion may determine.

         (d) GROSS-UP. All payments made by Customer to WDR LLC hereunder will be made without setoff or counterclaim free and clear and without deduction or withholding for, any present or future taxes, levies, assessments or other charges of whatever nature, now or hereinafter imposed by any jurisdiction or by any agency, state or other political subdivision or taxing authority thereof or therein, and all interest, penalties, or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, Customer agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder, after withholding or deduction for or on account of

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any Taxes is due pursuant to  Applicable  Law  certified  copies of tax receipts evidencing such payment by Customer.

9.       DELIVERY PROCEDURES; OPTIONS ALLOCATION PROCEDURE

         (a) INSTRUCTIONS. Customer will provide WDR LLC with instructions either to liquidate Contracts previously established by Customer, make or take delivery under any such Contracts, or exercise options entered into by Customer, within such time limits as may be specified by WDR LLC. WDR LLC shall have no responsibility to take any action on behalf of Customer, including, without limitation, exercising option Contracts, unless and until WDR LLC receives oral or written instructions reasonably acceptable to WDR LLC indicating the action WDR LLC is to take. Any instructions, if given orally to WDR LLC, shall immediately be confirmed in writing by Customer. Funds sufficient to take delivery pursuant to such Contract or deliverable grade commodities to make delivery pursuant to such Contract must be delivered to WDR LLC at such time as WDR LLC may require in connection with any delivery.

         (b) ALLOCATION PROCEDURES. Short option Contracts may be subject to exercise at any time. Exercise notices received by WDR LLC with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. Such notices may be allocated to Customer after the close of trading on the day on which such notices have been allocated to WDR LLC by the applicable Contract market. In the event of any allocation to Customer, unless WDR LLC has previously received instructions from Customer. WDR LLC's sole responsibility shall be to use its best efforts to notify Customer by telephone of such allocation at any time before trading commences on the first day on which such option Contracts are traded on the applicable contract market following the day on which the applicable contract market has allocated such notices to WDR LLC.

         (c) FAILURE TO PROVIDE INSTRUCTIONS. If Customer fails to comply with any of the foregoing obligations, WDR LLC may, in its sole and absolute discretion, liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, in such manner and on such terms as WDR LLC, in its sole and absolute discretion, deems necessary or appropriate. Any such action taken shall be in the sole and absolute discretion of WDR LLC and Customer shall remain fully liable for all costs, losses, expenses, liabilities and damages (including special, indirect and consequential damages, penalties and fines) which WDR LLC may be required to pay or which it has sustained in connection with such transactions and for any remaining debit balance in the Account.

10.      EVENTS OF DEFAULT; REMEDIES

         (a) EVENTS OF DEFAULT. As used herein, each of the following shall be deemed an "Event of Default"; (i) the commencement of a case under any bankruptcy, insolvency or reorganization law or similar law effecting creditors' rights of any jurisdiction, or the filing of a petition for the appointment of a receiver by or against Customer, an assignment made by Customer for the benefit of creditors, an admission in writing by Customer that it is insolvent or is unable to pay its debts when they mature, or the suspension by the Customer of its usual business or any material portion thereof, (ii) the issuance of any warrant or order of attachment

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against the  Account or the levy of a judgment  against  the  Account;  (iii) if
Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with the Pension Benefit Guaranty Corporation (or other similar governmental agency or body of any jurisdiction), or the receipt of a notice of the Pension Benefit Guaranty Corporation's (or other similar governmental agency's or body's) intent to terminate Customer, or the inability of Customer to pay benefits under the relevant employee benefit plan when due; (iv) the failure by Customer to deposit or maintain margins, to pay required premiums, or to make payments required by Section 8 hereof; (v) WDR LLC in its sole and absolute discretion determines that the Collateral in Customer's Account, regardless of current marked quotations, is inadequate to secure the account and Customer's obligations to WDR LLC hereunder; (vi) the Account shall incur a deficit balance; (vii) the failure by Customer to perform, in any material respect, its obligations respecting delivery, exercise or a notice of allocation of exercise, payment for delivery, or settlement under Contacts held in the Account (it being understood that any failure to comply with any Applicable Law shall be deemed material); or (viii) the failure by Customer, in any material respect, to perform any of its other obligations hereunder (it being understood that any failure to comply with any Applicable Law shall be deemed material).

         (b) REMEDIES. Upon the occurrence of an Event of Default or in the event WDR LLC, in its sole and absolute discretion, considers it necessary for its protection, WDR LLC shall have the right, in addition to any other remedy available to WDR LLC at law or in equity, and in addition to any other action WDR LLC may deem appropriate under the circumstances, to liquidate any or all open Contracts held in or for the Account, sell any or all of the securities or other property of Customer held by WDR LLC and to apply the proceeds thereof to any amounts owed by Customer to WDR LLC borrow or buy any options securities. Contracts or other property for the Account and cancel any unfilled orders for the purchase or sale of Contracts for the Account, or take such other or further actions as WDR LLC, in its reasonable discretion, deems necessary or appropriate for its protection, all without demand for margin and without notice or advertisement. In the event WDR LLC's position would not be jeopardized thereby, WDR LLC will make reasonable efforts under the circumstances to notify Customer prior to taking any such action. Any such liquidation, sale, purchase, borrowing or cancellation shall be made at the discretion of WDR LLC on a contract market, through a clearing house, on other markets, at public auction or by private transaction. Customer acknowledges and agrees that a prior demand or margin call of any kind from WDR LLC or prior notice from WDR LLC shall not be considered a waiver of WDR LLC's right to take any action without notice or demand. In any transaction described above, WDR LLC may sell any Collateral to itself or its affiliates or buy any Collateral from itself or its affiliates. WDR LLC may to the extent permitted by law, purchase the whole or any part thereof free from any right of redemption, in all cases. Customer shall remain liable for and shall pay to WDR LLC on demand the amount of any deficiency in its Account resulting from any such transaction, and Customer shall reimburse, compensate and indemnify WDR LLC for any and all costs, losses, penalties, fines, taxes and damages which WDR LLC may incur, including reasonable attorneys' fees incurred in connection with the exercise of its remedies and the recovery of any such costs, losses, penalties, fines, taxes and damages.

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11.      EXCULPATION AND INDEMNIFICATION

         (a) EXCULPATION. Neither WDR LLC nor any of its managing directors, officers, employees or affiliates shall be liable for any costs, losses, penalties, fines, Taxes and damages sustained or incurred by Customer other than as a result of WDR LLC's gross negligence or reckless or intentional misconduct. In no event will WDR LLC be liable to Customer for consequential, incidental or special damages. Without limiting the generality of the foregoing, neither WDR LLC nor any of its managing directors, officers, employees or affiliates shall have any responsibility or liability to Customer hereunder for any costs, losses, penalties, fines, Taxes and damages, including consequential, incidental or special damages, sustained or incurred by Customer, (i) in connection with the performance or non-performance by any contract market, clearing house, clearing firm or other third party (including other exchange members, banks and floor brokers) to WDR LLC of its obligations in respect of any Contract or other property of Customer; (ii) as a result of any prediction, recommendation or advice made or given by a representative of WDR LLC whether or not made or given at the request of Customer; (iii) as a result of any delay in the performance or non-performance of any of WDR LLC's obligations hereunder to the extent that losses arising therefrom are, directly or indirectly, caused by the occurrence of any contingency beyond the control of WDR LLC including, but not limited to, the unscheduled closure of an exchange or contract market or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems;
(iv) as a result of any action taken by WDR LLC, its managing directors, officers, employees, agents (including other clearing firms through which transactions are effected on behalf of Customer) or floor brokers, to comply with Applicable Law; or (v) for any acts or omissions of those neither employed nor supervised by WDR LLC. Moreover, WDR LLC shall have no responsibility for compliance by Customer with any law or regulation governing Customer's conduct as a fiduciary, if applicable.

         (b) FORCE MAJEURE AND ACTS OF STATE. In the event that WDR LLC's performance of any of its obligations and undertakings hereunder shall be interrupted or delayed by any occurrence not occasioned by the conduct of either party hereto, whether such occurrence constitutes an act of war, riot, civil commotion, sovereign action or other act of state or the act or conduct of any person or persons not party or privy hereto, then WDR LLC shall be excused from performance for such period of time as is reasonably necessary after such occurrence to remedy the effects thereof and neither WDR LLC nor any of its managing directors, officers, employees or affiliates shall be directly or indirectly responsible for losses occasioned thereby.

         (c) GLOBEX WAIVER. In consideration of WDR LLC making GLOBEX services available, in whole or in part, directly or indirectly, Customer agrees that neither WDR LLC, the Chicago Mercantile Exchange ("CME"), the Board of Trade of the City of Chicago ("CBOT"), any other exchange whose products may be traded on the GLOBEX Joint Venture, L.P. ("JV"), P-M-T Limited Partnership, Ceres Trading Limited Partnership, GLOBEX Corporation, Reuters America Inc., nor any other entities controlling, controlled by or under common control with such entities, nor their respective directors, officers, or employees shall be liable for any losses, damages, costs or expenses (including but not limited to, loss of profits, loss of use, incidental or consequential damages), regardless of the cause, arising from any fault, delay, omission, inaccuracy or termination of GLOBEX services, or the inability to enter or cancel orders, or any other cause in connection with the furnishing, performance, maintenance or use of or inability to

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use all or any part of the  GLOBEX  System or any JV,  CME or CBOT  facility  or service. The foregoing shall apply regardless of whether a claim arises in contract, tort, negligence strict liability or otherwise.

         (d) INDEMNIFICATION OF WDR LLC. Customer agrees to indemnify and hold WDR LLC and its managing directors, officers, employees and affiliates harmless from and against any and all costs (including reasonable attorneys' fees), losses, penalties, fines, taxes and damages incurred by WDR LLC as a result of any action taken or not taken by WDR LLC in reliance upon any instructions, notices and communications which WDR LLC believes to be that of an individual authorized to act on behalf of Customer, or in connection with WDR LLC's recovery of any such costs, losses, penalties, fines, taxes and damages.

12.      TERMINATION

         This Agreement may be terminated at any time by Customer or WDR LLC by written notice to the other: provided, however, that any such termination shall not relieve either party of any obligations in connection with any debit or credit balance in the Account or other liability or obligation arising or accruing prior to such termination. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures commission merchant. Upon satisfaction by Customer of all of Customer's Liabilities, WDR LLC shall transfer to another futures commission merchant all Contracts, if any, then held for the Account, and shall transfer to Customer or to another futures commission merchant, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate.

13.      LIQUIDATION OF OFFSETTING POSITIONS

         WDR LLC shall liquidate any Contract for which an offsetting order is entered by Customer, unless Customer instructs WDR LLC not to liquidate such Contract and to maintain the offsetting Contracts as open positions; PROVIDED, that WDR LLC shall not be obligated to comply with any such instructions given by Customer if Customer fails to provide WDR LLC with any representations, documentation or information reasonably requested by WDR LLC or if, in WDR LLC's reasonable judgment, any failure to liquidate such offsetting Contracts against each other would result in a violation of Applicable Law.

14.      REPORTS AND OBJECTIONS

         All confirmations, purchase and sale notices, correction notices and account statements (collectively, "Reports") shall be submitted to Customer and shall be conclusive and binding on Customer unless Customer notifies WDR LLC of any objection thereto prior to the opening of trading on the contract market on which such transaction occurred on the business day following the day on which Customer receives such Report; PROVIDED, that with respect to monthly statements. Customer may notify WDR LLC of any objection thereto within five business days after receipt of such monthly statement, provided the objection could not have been raised at the time any prior Report was received by Customer as provided for above. Any such notice of objection, if given orally to WDR LLC, shall immediately (and in no event later than within one business day) be confirmed in writing by Customer.

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15.      FOREIGN CURRENCY TRANSACTIONS

         In the event that the Customer directs WDR LLC to enter into any Contract on an exchange on which such transactions are effected in a currency other than the U.S. dollar, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for the account and risk of the Customer. All initial and subsequent deposits for margin purposes, and the return to the Customer of any funds, are expected to be made in the currency of contract settlement. Should the Customer elect to deposits funds other than the currency of settlement or instruct WDR LLC to convert funds which are already on deposit in another currency, WDR LLC shall debit or credit the Account of Customer at a rate of exchange determined by WDR LLC in its sole discretion on the basis of the then prevailing market rate of exchange for such foreign currency.

16.      NO RESPONSIBILITY

         WDR LLC is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer and WDR LLC shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

17.      ADVICE

         All advice communicated by WDR LLC with respect to any Account opened by Customer hereunder is incidental to the conduct of WDR LLC's business as a futures commission merchant, does not constitute an offer to sell or the solicitation of an offer to buy any Contract, and such advice will not serve as the primary basis for any decision by or on behalf of Customer. WDR LLC shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of WDR LLC in making any such decision. Any such advice, although based upon information from sources WDR LLC believes to be reliable, may be incomplete or inaccurate, may not be verified and may be changed without notice to Customer. WDR LLC makes no representation as to the accuracy, completeness, reliability or prudence of any such advice or information or as to the tax consequences of Customer's futures or options trading. WDR LLC is a separate and independent corporate entity, distinct from its affiliates and it shall be free to purchase and sell Contracts for any affiliates without limitation or restriction. The relationship between WDR LLC and Customer as described herein shall not affect any provisions of credit to Customer by Swiss Bank Corporation ("SBC") or any other subsidiary of SBC. Moreover, Customer acknowledges that WDR LLC and its managing directors, officers, employees and affiliates may take or hold positions in, or advise other customers concerning, contracts which are the subject of advice from WDR LLC to Customer. The positions and advice of WDR LLC and its managing directors, officers, employees and affiliates may be inconsistent with or contrary to positions of, and the advice given by, WDR LLC to Customer.

18.      FINANCIAL AND OTHER INFORMATION

         Customer agrees to furnish appropriate financial statements to WDR LLC and to inform WDR LLC of any material changes in the financial position of Customer and to furnish promptly such other information concerning Customer as WDR LLC reasonably requests. WDR LLC is authorized from time to time to contact banks, financial institutions and credit agencies for verification of the financial condition of Customer.

19.      RECORDING

         WDR LLC, in its sole and absolute discretion may record, on tape or otherwise, any telephone conversation between WDR LLC and Customer involving their respective officers agents and employees. Customer hereby agrees and consents to such recording, with or without the use of an automatic tone warning device, and waives any right Customer may have to object to the use of admissibility into evidence of such recording in any legal proceeding between Customer and WDR LLC or in any other proceeding to which WDR LLC is a party or in which LLC's records are subpoenaed. Customer acknowledges that WDR LLC may erase such recordings after a reasonable period of time.

20.      ACCOUNTS INTRODUCED BY OTHER BROKERS

         If WDR LLC is carrying the Account of Customer as executing or clearing broker by arrangement with another broker through whose courtesy the Account has been introduced to WDR LLC, then, until receipt from Customer of written notice to the contrary, WDR LLC may accept from such other broker, without inquiry or investigation by WDR LLC, (i) orders for the purchase or sale in the Account of Contracts, and (ii) any other instructions concerning the Account. WDR LLC shall not be responsible or liable for any acts or omissions of such other broker or its employees.

21.      SEVERABILITY

         If any provision of this Agreement is, or at any time becomes inconsistent with any present or future Applicable Law, and if any of these authorities have jurisdiction over the subject matter of this Agreement, the inconsistent provision shall be deemed superseded or modified to conform with such law, rule or regulation but in all other respects, this Agreement shall continue and remain in full force and effect.

22.      BINDING EFFECT

         This Agreement shall be binding on and inure to the benefit of the parties and their successors. WDR LLC shall have the right to transfer or assign this Agreement (and thereby the Account) to any successor entity or to another properly registered futures commission merchant in its sole discretion without then obtaining the consent of Customer and Customer expressly consents to any such transfer and assignment.

23.      ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties and supersedes any prior agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

24.      INSTRUCTIONS, NOTICES OR COMMUNICATIONS

         (a) Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

         (i)      if to WDR LLC:

                  Warburg Dillon Read LLC
                  141 W. Jackson Blvd.
                  Chicago, Illinois 60604
                  Attn:  Commodity Operations Manager

         (ii) if to Customer at the address as indicated on the New Account Information Form.

         (b) All instructions, notices or other communications sent, whether by mail, telex, facsimile transmission or otherwise, shall be deemed given when deposited in the mail, or sent by telex or facsimile transmission or other electronic means acceptable to the recipient thereof, and deemed delivered to Customer personally, whether actually received by Customer or not. All instructions, notices or other communications to WDR LLC shall be directed to WDR LLC's office at the address listed above or such other addresses as WDR LLC may hereafter direct to Customer in writing.

25.      RIGHTS AND REMEDIES CUMULATIVE

         All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

26.      NO WAIVER

         No failure on the part of WDR LLC to exercise, and no delay in exercising, any contractual right will operate as a waiver thereof, nor will any single or partial exercise by WDR LLC of any right preclude any other or future exercise thereof or the exercise of any other partial right.

27.      GOVERNING LAW

         THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

28.      CONSENT TO JURISDICTION

         Any litigation between WDR LLC and Customer relating to this Agreement or transactions hereunder shall take place in the Courts of the State of Illinois located in Cook

County or in the United States District Court for the Northern District of Illinois, and the parties agree to submit to such exclusive jurisdiction. Customer consents to the service of process by the mailing to Customer of copies of such court filing by certified mail to the address of Customer as it appears on the books and records of WDR LLC, such service to be effective ten days after mailing. Customer hereby waives irrevocably say immunity to which it might otherwise be entitled in any arbitration, action at law, suit in equity or any other proceeding arising out of or based on this Agreement or any transaction in connection herewith.

29.      WAIVER OF JURY TRIAL

         Customer hereby waives trail by jury in any action or proceeding arising out of or relating to this Agreement or any transaction in connection herewith.

30.      ACCEPTANCE OF AGREEMENT

         This Agreement shall not be deemed to be accepted by WDR LLC or become a binding contract between Customer and WDR LLC until approved by a duly authorized officer of WDR LLC in writing.

31.      CUSTOMER ACKNOWLEDGEMENTS

         (a) CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENTS FURNISHED HEREWITH (check where applicable):

(|X|)    Risk Disclosure Statement for Futures and Options

         (b) (The following must be completed by Customers who will engage in transactions for hedging purposes only. Customer has indicated on the New Account Information Form that the Account is for hedging purposes. Customer represents that it is familiar with CFTC and exchange laws, rules, regulations, and advisories concerning hedging. Unless Customer specifically notifies WDR LLC to the contrary in writing with respect to any transaction, all transactions effected for the Account will be bona fide hedging transactions as described in
Section 4a of the Commodity Exchange Act, as amended, and Rule 1.3(z) promulgated thereunder (a copy of which may be obtained from WDR LLC upon request). As such, in accordance with CFTC Rule 190.06, Customer may specify whether, in the unlikely event of WDR LLC's bankruptcy, Customer prefers that the trustee liquidate open commodity contracts in the Account without seeking Customer's instructions. Accordingly, in the event of WDR LLC's bankruptcy, the trustee should (check one of the following):

(  )     Attempt to contact Customer for instructions  regarding the disposition of open contracts to the Amount.

(  )     Liquidate  open  commodity   contracts   without   seeking   Customer's
         instructions.

This instruction may be changed at any time be written notice sent to WDR LLC.

         WITNESSETH, Customer has executed this Agreement on the date indicated below.

Nestor Partners
-------------------------------------      -------------------------------------
          ("Customer")


     Gregg Buckbinder
     Senior Vice President
     Millburn Ridgefield Corporation

By:  General Partner                       /s/ GREGG BUCKBINDER       3/31/00
     --------------------------------      -------------------------- ----------
          Print Name and Title             Signature                  Date



By:
     --------------------------------      -------------------------- ----------
          Print Name and Title             Signature                  Date


--------------------------------------------------------------------------------
ATTESTED BY:



By:
     --------------------------------      -------------------------- ----------
          Print Name and Title             Signature                  Date


--------------------------------------------------------------------------------
ACCEPTED BY WARBURG DILLON READ LLC



By:                                        /s/ MICHAEL TUMS           1-26-2000
     --------------------------------      -------------------------- ----------
          Print Name and Title             Signature                  Date



By:                                        /s/ DARELL MCCONNEL        1-26-2000
     --------------------------------      -------------------------- ----------
          Print Name and Title             Signature                  Date

                            CONSENT TO TRANSFER FUNDS

         The undersigned acknowledges that WDR LLC may, until it receives a written notice of revocation with respect thereto, in its sole and absolute discretion and without prior notice to the undersigned, transfer any funds, securities, commodities, Contracts or other property from any account maintained by the undersigned to any other account of the undersigned maintained by WDR LLC or any of its affiliates. WDR LLC will promptly confirm in writing each transfer of funds, securities, commodities, Contracts or other property pursuant hereto. WDR LLC shall not be liable for making or failing to make any transfer authorized hereby.

                                  See attached

Signature:                                                    Signature:
           --------------------------------------------                  --------------------------------------------
Date:                                                         Date:
      -------------------------------------------------             -------------------------------------------------
Name & Title - Please Print                                   Name & Title - Please Print
                            ---------------------------                                   ---------------------------


                               CROSS TRADE CONSENT

         The undersigned consents to transactions whereby WDR LLC, its officers, directors, employees or subsidiaries or other customers of WDR LLC or of the servicing floor broker may be from time to time on the opposite side of orders for physicals or for purchase or sale of futures contracts and option contracts placed for the undersigned's Account in conformity with regulations of the Commodity Futures Trading Commission and the by-laws, rules and regulations of the contract market (and its clearing house, if any) on which such order is executed.

Signature:  /s/ Gregg Buckbinder                              Signature:
            -------------------------------------------                  --------------------------------------------
Date:       3/31/00                                           Date:
      -------------------------------------------------             -------------------------------------------------
Name & Title - Please Print Gregg Buckbinder,                 Name & Title - Please Print
                            ---------------------------                                   ---------------------------
Senior Vice President, Millburn Ridgefield Corporation
-------------------------------------------------------       --------------------------------------------------------

                     ACKNOWLEDGE OF SUBORDINATION AGREEMENT

         The undersigned acknowledges that it has received, understands and agrees to the terms of the Commodity Futures Trading Commission Subordination Agreement separately furnished by WDR LLC in the packet of Futures and Options Disclosure Documents.

Signature:  /s/ Gregg Buckbinder                              Signature:
            -------------------------------------------                  --------------------------------------------
Date:       3/31/00                                           Date:
      -------------------------------------------------             -------------------------------------------------
Name & Title - Please Print Gregg Buckbinder                  Name & Title - Please Print
                            ---------------------------                                   ---------------------------
Senior Vice President, Millburn Ridgefield Corporation
-------------------------------------------------------       -------------------------------------------------------

                         AGREEMENT TO SHARE INFORMATION

         Warburg Dillon Read LLC and the branches, agencies and affiliates of Swiss Bank Corporation will, from time to time, share with each other certain non-public information concerning you. The undersigned acknowledges that it has received and understands the information in the Special Disclosure Statement and agrees to the sharing of information as noted above.

Signature:  /s/ Gregg Buckbinder                              Signature:
            -------------------------------------------                  --------------------------------------------
Date:       3/31/00                                           Date:
      -------------------------------------------------             -------------------------------------------------
Name & Title - Please Print Gregg Buckbinder                  Name & Title - Please Print
                            ---------------------------                                   ---------------------------
Senior Vice President, Millburn Ridgefield Corporation
-------------------------------------------------------       -------------------------------------------------------

                POWER OF ATTORNEY LIMITED TO PURCHASES AND SALES

                              OF FUTURES CONTRACTS

The undersigned hereby authorizes ___________________ (the "Advisor") as his/her agent and attorney to buy, sell, and trade in commodities and/or future contracts and options thereon, in accordance with Warburg Dillon Read LLC ("WDR LLC") terms and conditions for the undersigned's account and risk and in the undersigned's name through WDR LLC as brokers. The undersigned hereby agrees to indemnify and hold WDR LLC harmless from and to pay WDR LLC promptly on demand any and all loans arising therefrom or debit balance due thereon. The undersigned confirm it has received a copy of Advisor's Disclosure Document. If not, the undersigned has attached a written explanation of the reason(s) therefor.

In all such purchases, sales or trades WDR LLC is authorized to follow the instructions of the Advisor in every respect concerning the undersigned's account with WDR LLC; and the Advisor is authorized to act for the undersigned and on the undersigned's behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales or trades as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades. The undersigned understands that WDR LLC in no way responsible for any loss to the undersigned ______________ by the actions of the Advisor and that WDR LLC does not, by implication or otherwise, endorse the operating methods of the Advisor. The undersigned hereby ratifies and confirms any and all transactions with WDR LLC heretofore or hereafter made by the Advisor for the undersigned's account.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which WDR LLC may have under any other agreement or agreements between the undersigned and WDR LLC. This authorization and indemnity is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to WDR LLC but such revocation shall not affect any liability in any resulting transaction initiated prior to such revocation. This authorization and indemnity shall inure to the benefit of WDR LLC and any successors or assigns.

                                             Signature:
    -------------------------------------               --------------------------------------------
    (Name of Customer - Please Print)        Date:
                                                   -------------------------------------------------
                                             Name & Title - Please Print
                                                                         ---------------------------

                                             -------------------------------------------------------


                          ACKNOWLEDGE OF CERTAIN RISKS

WDR LLC wishes to apprise you of certain additional risks in connection with the foregoing Power of Attorney.

Since the risk factor is high in futures trading, only genuine "risk" funds should be used in such trading. A person who does not have extra capital he can afford to lose should not trade in the futures market. No "safe" trading system has ever been devised, and no one can guarantee you profits or freedom from loss. In fact, no one can even guarantee to limit the extent of your loss.

Even though you have granted trading authority to Advisor, you should keep posted on the activities in your Account. WDR LLC shall send you a confirmation of every trade made for your Account, and a profit and loss statement showing financial results of the transaction closed out for your Account. In addition, WDR LLC shall send you monthly statements showing your ledger balance, the exact position in your Account, the net profit or loss in all contracts closed since the date of your last previous statement and the net unrealized profit and loss in all open contracts figured to the market. You should carefully review these statements. The trading authorization over your Account remains in effect until revoked in writing by you.

         The undersigned has examined the provisions of the Power of Authority by which the undersigned has given power of attorney or control over the undersigned's Account to the Advisor and understands fully the obligations which the undersigned assumes by executing that Power of Attorney.

                                             Signature:
    -------------------------------------               --------------------------------------------
    (Name of Customer - Please Print)        Date:
                                                   -------------------------------------------------
                                             Name & Title - Please Print
                                                                         ---------------------------

                                             -------------------------------------------------------


                          DISCRETIONARY ACCOUNT WAIVER

Gentlemen:

I have carefully examined the provisions of the documents by which I have given trading authority or control over my Account to

-------------------------------     --------------------------------------------
          (Name)                                    (Address)

and understood fully the obligations which I have assumed by executing that document.

I understood that Warburg Dillon Read LLC is in no way responsible for any loss to me occasioned by the actions of the individuals or organization named above and that Warburg Dillon Read LLC does not, by implication or otherwise, endorse the operating methods of such individual or organization. I further understand that the Chicago Board of Trade has no jurisdiction over a non-member who is not employed by one of its members and that the Chicago Mercantile Exchange has no jurisdiction over a non-member who is not employed by one of its members and that if I give to such individual or organization authority to exercise any of my rights over my account I do so at my own risk.

                                             Signature:
    -------------------------------------               --------------------------------------------
    (Name of Customer - Please Print)        Date:
                                                   -------------------------------------------------
                                             Name & Title - Please Print
                                                                         ---------------------------

                                             -------------------------------------------------------

                              ACCOUNT TRANSFER FORM



                                          --------------------------------------
                                          Date


-------------------------------------
Current Broker Name

-------------------------------------
Address

-------------------------------------
City, State Zip Code

Attn:    Account Transfers

Dear Sir:

Please be advised that I (we) wish to transfer all open positions and/or equity in account number(s) _______________________________________ maintained at your firm to Warburg Dillon Read LLC, 141 W. Jackson Blvd., Suite 1000,  Chicago,  IL
60604       effective       on      the      close      of      business      on
_____________________________________  whom are hereby  directed to  immediately transfer all open positions in the account(s) and to issue a check representing the _____ available _________ to Warburg Dillon Read LLC. In addition, all securities, certificates, warehouse receipts, etc. are to be transferred immediately.

Please  contact  Warburg  Dillon  Read  LLC's  account  transfer  department  at
(312)554-5913 with any questions.

INDIVIDUAL OR JOINT ACCOUNTS               PARTNERSHIP ACCOUNTS


-------------------------------------      -------------------------------------
Signature of Customer                      Signature of General Partner


-------------------------------------      -------------------------------------
Printed Name                               Printed Name


-------------------------------------      -------------------------------------
Signature of Customer                      Signature of General Partner


-------------------------------------      -------------------------------------
Printed Name                               Printed Name

CORPORATE ACCOUNTS                         TRUST ACCOUNTS


-------------------------------------      -------------------------------------
Account Name                               Account Name


-------------------------------------      -------------------------------------
Signature of Authorized Officer            Signature of Trustee


-------------------------------------      -------------------------------------
Printed Name                               Printed Name